UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): February 1, 2005

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		Number)

One Enterprise Drive
Aliso Viejo, California	92656-2606
(Address of principal executive offices)	(Zip Code)

(949) 349-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03(a). Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     The Board of Directors of Fluor Corporation unanimously approved by written consent an amendment to Section 3.02 of Article III of the Amended and Restated Bylaws of Fluor Corporation. The amendment, which became effective as of February 1, 2005, changes the authorized number of directors to ten. Prior to this amendment, the authorized number of directors was eleven. The text of Section 3.02 of Article III of the Amended and Restated Bylaws of Fluor Corporation, as amended, is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
3.2	Text of Amended Section 3.02 of Article III of the Amended and Restated Bylaws of Fluor Corporation, effective as of February 1, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 2, 2005	Fluor Corporation
	By:	/s/ D. Michael Steuert
D. Michael Steuert
Senior Vice President and Chief Financial Officer

FLUOR CORPORATION
INDEX OF EXHIBITS

Exhibit Number	Description
3.2	Text of Amended Section 3.02 of Article III of the Amended and Restated Bylaws of Fluor Corporation, effective as of February 1, 2005.